CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Allowance, loans	$ 19,742	$ 21,257
Preferred stock, liquidation preference	$ 1,000	$ 1,000
Preferred stock, shares authorized	200,000	200,000
Preferred stock, shares issued	23,184	23,184
Common stock, no par value
Common stock, shares authorized	10,000,000	10,000,000
Common stock, shares issued	8,455,881	8,455,881
Treasury stock, shares	747,964	747,964